EXHIBIT 13.1

                                 CERTIFICATION OF
                              CHIEF EXECUTIVE OFFICER

                                    PURSUANT TO
                              18 U.S.C. SECTION 1350,
                              AS ADOPTED PURSUANT TO
                    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew Kingston , Chief Executive Officer of DynaMotive Energy Systems Corporation (the "Company"), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

      (i) the Annual Report on Form 20-F of the Company for the fiscal year ended December 31, 2005 (the "Annual Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                 By:        /s/ Andrew Kingston
                                            ---------------------------------
                                 Name:      Andrew Kingston
                                 Title:     Chief Executive Officer
                                 Date:      June 28, 2006


This written statement is being furnished to the Securities and Exchange Commission as an exhibit to the Company's Annual Report on Form 20-F. A signed original of this statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies this Annual Report on Form 20-F pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

                                   EXHIBIT 13.1

                                 CERTIFICATION OF
                              CHIEF FINANCIAL OFFICER

                                    PURSUANT TO
                              18 U.S.C. SECTION 1350,
                              AS ADOPTED PURSUANT TO
                    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Brian Richardson, Chief Financial Officer of DynaMotive Energy Systems Corporation (the "Company"), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

      (i) the Annual Report on Form 20-F of the Company for the fiscal year ended December 31, 2005 (the "Annual Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                 By:        /s/ Brian Richardson
                                            ---------------------------------
                                 Name:      Brian Richardson
                                 Title:     Chief Financial Officer
                                 Date:      June 28, 2006


This written statement is being furnished to the Securities and Exchange Commission as an exhibit to the Company's Annual Report on Form 20-F. A signed original of this statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies this Annual Report on Form 20-F pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.